EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

BRAEMAR HOTELS & RESORTS REPORTS
SECOND QUARTER 2019 RESULTS
$6.6 Million in Business Interruption Income Booked in the 2nd Quarter
New Autograph Collection Property ‘The Notary Hotel’ Opened in Philadelphia
Announced Planned Opening of ‘The Clancy Hotel’ in San Francisco in January 2020

DALLAS - July 31, 2019 - Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today reported the following results and performance measures for the second quarter ended June 30, 2019. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of June 30, 2019 were owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the second quarter ended June 30, 2019, with the second quarter ended June 30, 2018 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

STRATEGIC OVERVIEW

•	Focused strategy of investing in luxury hotels and resorts

•	Targets conservative leverage levels of 45% Net Debt to Gross Assets

•	Highly-aligned management team and advisory structure

•	Dividend yield of approximately 6.9%

FINANCIAL AND OPERATING HIGHLIGHTS

•	Net loss attributable to common stockholders for the quarter was $7.0 million or $0.22 per diluted share.

•	Comparable RevPAR for all hotels decreased 2.3% to $232.94 during the quarter.

•	Comparable RevPAR for all hotels not under renovation decreased 1.9% to $252.39 during the quarter.

•	Comparable RevPAR for all hotels excluding Marriott Seattle Waterfront and The Notary Hotel increased 0.8% to $245.53 during the quarter.

•	Adjusted funds from operations (AFFO) was $0.42 per diluted share for the quarter.

•	Adjusted EBITDAre was $32.8 million for the quarter.

•
Subsequent to quarter end, the Company announced the planned opening of The Clancy Hotel, an Autograph Collection property, in downtown San Francisco. The re-branded property, a conversion of the Courtyard San Francisco Downtown, is expected to officially open in January 2020.

•	Subsequent to quarter end, the Company announced the opening of The Notary Hotel, an Autograph Collection property, in downtown Philadelphia. The re-branded property is a conversion of the

BHR Reports Second Quarter Results

July 31, 2019

Courtyard Philadelphia Downtown hotel.

•	Capex invested during the quarter was $36.1 million.

UPDATE ON BUSINESS INTERRUPTION INCOME
During the quarter, the Company recognized $6.6 million of business interruption (“BI”) income for the Ritz-Carlton St. Thomas related to lost profits for the period of March 2019 through May 2019 due to the impact of Hurricane Irma.

The Company will continue to work with its insurers on the claims at the Ritz-Carlton St. Thomas and expects to continue to receive additional BI income through at least the reopening of the property which is scheduled for the fourth quarter of 2019.

PLANNED OPENING OF THE CLANCY HOTEL
On July 11, 2019, the Company announced the planned opening of The Clancy Hotel in January 2020. Located in San Francisco’s vibrant South of Market district, the former Courtyard San Francisco Downtown is undergoing a rebranding and renovation of approximately $30 million to create The Clancy Hotel. The hotel will join Marriott International’s Autograph Collection Hotels, a diverse portfolio of independent hotels around the world that reflect unique vision, design, and environments.

OPENING OF THE NOTARY HOTEL
On July 17, 2019, the Company announced the opening of The Notary Hotel, an Autograph Collection property, in downtown Philadelphia. This is the new branding for the former Courtyard Philadelphia Downtown. Listed on the National Register of Historic Places, the deluxe hotel has undergone an approximate $20 million renovation, fusing Philadelphia’s unique soul with its historic legacy and now joins Marriott International’s Autograph Collection, a diverse portfolio of independent hotels around the world that reflect unique vision, design, and environments.

CAPITAL STRUCTURE
At June 30, 2019, the Company had total assets of $1.8 billion and $1.1 billion of mortgage loans of which $49 million related to its joint venture partner’s share of the mortgage loan on the Capital Hilton and Hilton La Jolla Torrey Pines. The Company’s total combined mortgage loans had a blended average interest rate of 4.7%.

PORTFOLIO REVPAR
As of June 30, 2019, the portfolio consisted of thirteen properties. During the second quarter of 2019, nine of the Company’s hotels were not under renovation. The Company believes reporting its operating metrics for its hotels on a comparable total basis (all 13 hotels) and comparable not under renovation basis (9 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its portfolio. Details of each category are provided in the tables attached to this release.

•	Comparable RevPAR decreased 2.3% to $232.94 for all hotels on a 1.4% increase in ADR and a 3.7% decrease in occupancy.

•	Comparable RevPAR decreased 1.9% to $252.39 for all hotels not under renovation on a 1.9% decrease in ADR and relatively flat occupancy.

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. To help investors better understand the substantial seasonality in the Company’s

BHR Reports Second Quarter Results

July 31, 2019

portfolio, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin. The details of the quarterly calculations for the previous four quarters for the thirteen hotels are provided in the table attached to this release.

COMMON STOCK DIVIDEND
On June 14, 2019, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.16 per diluted share for the Company’s common stock for the second quarter ending June 30, 2019. The dividend, which equates to an annual rate of $0.64 per share, was paid on July 15, 2019, to shareholders of record as of June 28, 2019.

“We continue to diligently execute on our strategy of focusing on the luxury hotel segment,” said Richard J. Stockton, Braemar’s President and Chief Executive Officer. “Demand continues to be strong in our markets, with limited new supply, and we believe our portfolio has several factors that position us well to outperform. We are executing on our business plan of converting two of our properties to Autograph Collection hotels, with The Notary Hotel in Philadelphia now open and our Courtyard San Francisco Downtown scheduled to convert to The Clancy Hotel in January 2020. Looking ahead, our portfolio of luxury hotels and resorts has unique aspects that are expected to result in RevPAR performance that may not necessarily track the broader market, and we are committed to enhancing shareholder value and focused on delivering solid operational performance in the second half of 2019.”

The Company plans to host an Investor Day on October 3, 2019 at the St. Regis Hotel in New York City. More information will be forthcoming about this event.

INVESTOR CONFERENCE CALL AND SIMULCAST
Braemar will conduct a conference call on Thursday, August 1, 2019, at 11:00 a.m. ET. The number to call for this interactive teleconference is (323) 794-2093.  A replay of the conference call will be available through Thursday, August 8, 2019, by dialing (719) 457-0820 and entering the confirmation number, 4291364.

The Company will also provide an online simulcast and rebroadcast of its second quarter 2019 earnings release conference call. The live broadcast of Braemar’s quarterly conference call will be available online at the Company’s web site, www.bhrreit.com on Thursday, August 1, 2019, beginning at 11:00 a.m. ET.  The online replay will follow shortly after the call and continue for approximately one year.
We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.

* * * * *

Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and

BHR Reports Second Quarter Results

July 31, 2019

resorts.

Ashford has created an Ashford App for the hospitality REIT investor community. The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the federal securities regulations. Forward-looking statements in this press release may include, among others, statements about the implied share price for the Company's common stock. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general conditions of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; our ability to successfully complete and integrate acquisitions, and manage our planned growth, and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	June 30, 2019	December 31, 2018
ASSETS
Investments in hotel properties, gross	$1,748,734	$1,562,806
Accumulated depreciation	(288,319)	(262,905)
Investments in hotel properties, net	1,460,415	1,299,901
Cash and cash equivalents	80,360	182,578
Restricted cash	70,064	75,910
Accounts receivable, net of allowance of $119 and $101, respectively	19,266	12,739
Inventories	2,321	1,862
Prepaid expenses	8,246	4,409
Investment in Ashford Inc., at fair value	6,195	10,114
Investment in OpenKey	1,821	1,766
Derivative assets	911	772
Other assets	10,847	13,831
Operating lease right-of-use assets	82,353	—
Intangible assets, net	5,208	27,678
Due from related party, net	875	—
Due from third-party hotel managers	11,557	4,927
Total assets	$1,760,439	$1,636,487

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$1,047,681	$985,873
Accounts payable and accrued expenses	85,542	64,116
Dividends and distributions payable	9,334	8,514
Due to Ashford Inc., net	4,030	4,001
Due to related party, net	—	224
Due to third-party hotel managers	3,154	1,633
Operating lease liabilities	60,779	—
Other liabilities	27,991	29,033
Total liabilities	1,238,511	1,093,394

5.50% Series B Cumulative Convertible Preferred Stock, $0.01 par value, 4,965,850 shares issued and outstanding at June 30, 2019 and December 31, 2018	106,123	106,123
Redeemable noncontrolling interests in operating partnership	42,075	44,885
Equity:
Preferred stock, $0.01 value, 50,000,000 shares authorized:
Series D Cumulative Preferred Stock, 1,600,000 shares issued and outstanding at June 30, 2019 and December 31, 2018	16	16
Common stock, $0.01 par value, 200,000,000 shares authorized, 32,879,913 and 32,511,660 shares issued and outstanding at June 30, 2019 and December 31, 2018, respectively	329	325
Additional paid-in capital	516,700	512,545
Accumulated deficit	(137,775)	(115,410)
Total stockholders' equity of the Company	379,270	397,476
Noncontrolling interest in consolidated entities	(5,540)	(5,391)
Total equity	373,730	392,085
Total liabilities and equity	$1,760,439	$1,636,487

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
REVENUE
Rooms	$75,121	$78,439	$151,852	$143,946
Food and beverage	25,790	25,393	57,904	48,893
Other	17,605	17,286	37,268	30,768
Total hotel revenue	118,516	121,118	247,024	223,607
Other	—	—	5	—
Total revenue	118,516	121,118	247,029	223,607
EXPENSES
Hotel operating expenses:
Rooms	16,833	16,652	33,815	31,570
Food and beverage	19,394	17,287	41,604	32,907
Other expenses	36,335	33,768	75,230	63,432
Management fees	4,166	4,501	8,582	8,118
Total hotel operating expenses	76,728	72,208	159,231	136,027
Property taxes, insurance and other	5,206	6,077	12,666	11,681
Depreciation and amortization	18,474	14,811	35,160	27,817
Impairment charges	—	59	—	71
Advisory services fee:
Base advisory fee	2,860	2,313	5,520	4,420
Reimbursable expenses	681	499	1,261	919
Incentive fee	(1,105)	691	209	861
Non-cash stock/unit-based compensation	1,961	1,377	3,431	3,924
Transaction costs	70	461	704	949
Corporate, general and administrative:
Non-cash stock/unit-based compensation	19	—	38	—
Other general and administrative	913	1,206	2,020	1,234
Total operating expenses	105,807	99,702	220,240	187,903
Gain (loss) on sale of hotel property	9	15,711	9	15,711
OPERATING INCOME (LOSS)	12,718	37,127	26,798	51,415
Equity in earnings (loss) of unconsolidated entity	(51)	(62)	(101)	(65)
Interest income	287	230	649	430
Other income (expense)	(139)	(63)	(256)	(126)
Interest expense	(13,034)	(11,603)	(26,047)	(20,794)
Amortization of loan costs	(1,021)	(1,075)	(2,201)	(2,063)
Write-off of loan costs and exit fees	—	(4,176)	(312)	(4,178)
Unrealized gain (loss) on investments	(4,626)	(6,024)	(3,919)	(5,496)
Unrealized gain (loss) on derivatives	654	(298)	(218)	(225)
INCOME (LOSS) BEFORE INCOME TAXES	(5,212)	14,056	(5,607)	18,898
Income tax (expense) benefit	(411)	(1,202)	(1,338)	(1,774)
NET INCOME (LOSS)	(5,623)	12,854	(6,945)	17,124
(Income) loss from consolidated entities attributable to noncontrolling interest	248	(89)	149	(47)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	865	(1,235)	1,305	(1,527)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(4,510)	11,530	(5,491)	15,550
Preferred dividends	(2,532)	(1,708)	(5,064)	(3,415)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(7,042)	$9,822	$(10,555)	$12,135

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.22)	$0.30	$(0.34)	$0.37
Weighted average common shares outstanding – basic	32,307	32,006	32,213	31,845
Diluted:
Net income (loss) attributable to common stockholders	$(0.22)	$0.29	$(0.34)	$0.37
Weighted average common shares outstanding – diluted	32,307	38,588	32,213	31,853
Dividends declared per common share:	$0.16	$0.16	$0.32	$0.32

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
Net income (loss)	$(5,623)	$12,854	$(6,945)	$17,124
Interest expense and amortization of loan costs	14,055	12,678	28,248	22,857
Depreciation and amortization	18,474	14,811	35,160	27,817
Income tax expense (benefit)	411	1,202	1,338	1,774
Equity in (earnings) loss of unconsolidated entity	51	62	101	65
Company's portion of EBITDA of OpenKey	(48)	(62)	(97)	(64)
EBITDA	27,320	41,545	57,805	69,573
Impairment charges on real estate	—	59	—	71
(Gain) loss on sale of hotel property	(9)	(15,711)	(9)	(15,711)
EBITDAre	27,311	25,893	57,796	53,933
Amortization of favorable (unfavorable) contract assets (liabilities)	118	49	237	92
Transaction and management conversion costs	235	462	869	965
Other (income) expense	139	63	256	126
Write-off of loan costs and exit fees	—	4,176	312	4,178
Unrealized (gain) loss on investments	4,626	6,024	3,919	5,496
Unrealized (gain) loss on derivatives	(654)	298	218	225
Non-cash stock/unit-based compensation	2,021	1,442	3,549	4,035
Legal, advisory and settlement costs	75	197	146	(944)
Advisory services incentive fee	(1,105)	691	209	861
Uninsured hurricane and wildfire related costs	—	(55)	—	412
Company's portion of adjustments to EBITDAre of OpenKey	7	2	18	2
Adjusted EBITDAre	$32,773	$39,242	$67,529	$69,381
BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
Net income (loss)	$(5,623)	$12,854	$(6,945)	$17,124
(Income) loss from consolidated entities attributable to noncontrolling interest	248	(89)	149	(47)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	865	(1,235)	1,305	(1,527)
Preferred dividends	(2,532)	(1,708)	(5,064)	(3,415)
Net income (loss) attributable to common stockholders	(7,042)	9,822	(10,555)	12,135
Depreciation and amortization on real estate	17,669	14,052	33,573	26,310
Impairment charges on real estate	—	59	—	71
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(865)	1,235	(1,305)	1,527
Equity in (earnings) loss of unconsolidated entity	51	62	101	65
(Gain) loss on sale of hotel property	(9)	(15,711)	(9)	(15,711)
Company's portion of FFO of OpenKey	(49)	(63)	(100)	(65)
FFO available to common stockholders and OP unitholders	9,755	9,456	21,705	24,332
Series B Cumulative Convertible Preferred Stock dividends	1,707	1,708	3,414	3,415
Transaction and management conversion costs	235	462	869	965
Other (income) expense	139	63	256	126
Interest expense accretion on refundable membership club deposits	213	150	438	150
Write-off of loan costs and exit fees	—	4,176	312	4,178
Amortization of loan costs	1,003	1,050	2,158	2,014
Unrealized (gain) loss on investments	4,626	6,024	3,919	5,496
Unrealized (gain) loss on derivatives	(654)	298	218	225
Non-cash stock/unit-based compensation	2,021	1,442	3,549	4,035
Legal, advisory and settlement costs	75	197	146	(944)
Advisory services incentive fee	(1,105)	691	209	861
Uninsured hurricane and wildfire related costs	—	(55)	—	412
Company's portion of adjustments to FFO of OpenKey	8	2	19	2
Adjusted FFO available to common stockholders and OP unitholders	$18,023	$25,664	$37,212	$45,267
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.42	$0.60	$0.86	$1.06
Weighted average diluted shares	43,347	42,743	43,412	42,593

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
JUNE 30, 2019
(dollars in thousands)
(unaudited)

Lender	Hotels	Maturity	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	Comparable TTM Hotel EBITDA(7)	Comparable TTM EBITDA Debt Yield
BAML secured revolving credit facility	Various	November 2019	Base Rate(3) + 1.25% to 2.50% or LIBOR + 2.25% to 3.50%	$—	$—	(1)	$—	N/A	N/A
Apollo	Ritz-Carlton St. Thomas	December 2019	LIBOR + 4.95%	—	42,000	(2)	42,000	$11,440	27.2%
Credit Agricole	Pier House	March 2020	LIBOR + 2.25%	—	70,000	(4)	70,000	11,680	16.7%
JPMorgan	Park Hyatt Beaver Creek	April 2020	LIBOR + 2.75%	—	67,500	(5)	67,500	10,010	14.8%
BAML	See footnote	June 2020	LIBOR + 2.16%	—	435,000	(6)	435,000	48,008	11.0%
BAML	Hotel Yountville	May 2022	LIBOR + 2.55%	—	51,000		51,000	5,680	11.1%
BAML	Bardessono	August 2022	LIBOR + 2.55%	—	40,000		40,000	5,826	14.6%
BAML	Ritz-Carlton Sarasota	April 2023	LIBOR + 2.65%	—	100,000		100,000	12,870	12.9%
BAML	Ritz-Carlton Lake Tahoe	January 2024	LIBOR + 2.10%	—	54,000		54,000	8,513	15.8%
Prudential	Capital Hilton and Hilton Torrey Pines	February 2024	LIBOR + 1.70%	—	195,000		195,000	29,364	15.1%
Total				$—	$1,054,500		$1,054,500	$143,391	13.6%
Percentage				—%	100.0%		100.0%
Weighted average interest rate				—%	4.71%		4.71%
All indebtedness is non-recourse with the exception of the secured revolving credit facility.
(1)    This credit facility has two one-year extension options subject to advance notice, certain conditions and a 0.25% extension fee beginning November 2019.
(2)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the second was exercised in December 2018.
(3)    Base Rate, as defined in the secured revolving credit facility agreement, is the greater of (i) the prime rate set by Bank of America, or (ii) federal funds rate + 0.5%, or (iii) LIBOR + 1.0%.
(4)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the third was exercised in March 2019.
(5)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the first was exercised in April 2019.

(6)
This mortgage loan has five one-year extension options subject to satisfaction of certain conditions. This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, San Francisco Courtyard Downtown, Seattle Marriott Waterfront and The Notary Hotel.

(7)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
JUNE 30, 2019
(dollars in thousands)
(unaudited)

Lender	Hotels	2019	2020	2021	2022	2023	Thereafter	Total
BAML secured revolving credit facility	Various	$—	$—	$—	$—	$—	$—	$—
Credit Agricole	Pier House	—	70,000	—	—	—	—	70,000
Apollo	Ritz-Carlton St. Thomas	—	42,000	—	—	—	—	42,000
JPMorgan	Park Hyatt Beaver Creek	—	—	—	67,500	—	—	67,500
BAML	Hotel Yountville	—	—	—	51,000	—	—	51,000
BAML	Bardessono	—	—	—	40,000	—	—	40,000
BAML	Ritz-Carlton Sarasota	—	—	—	—	98,000	—	98,000
BAML	Ritz-Carlton Lake Tahoe	—	—	—	—	—	54,000	54,000
Prudential	Capital Hilton and Hilton Torrey Pines	—	—	—	—	—	195,000	195,000
BAML	See footnote 1	—	—	—	—	—	435,000	435,000
Principal due in future periods		$—	$112,000	$—	$158,500	$98,000	$684,000	$1,052,500
Scheduled amortization payments remaining		—	—	500	1,000	500	—	2,000
Total indebtedness		$—	$112,000	$500	$159,500	$98,500	$684,000	$1,054,500
(1)    This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, San Francisco Courtyard Downtown, Seattle Marriott Waterfront and The Notary Hotel.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
Rooms revenue (in thousands)	$75,017	$—	$75,017	$78,439	$153	$78,592	(4.36)%	(4.55)%
RevPAR	$232.94	$—	$232.94	$236.85	$(94.89)	$238.46	(1.65)%	(2.31)%
Occupancy	80.18%	—%	80.18%	84.90%	(427.73)%	83.23%	(5.56)%	(3.66)%
ADR	$290.53	$—	$290.53	$278.96	$(22.18)	$286.50	4.15%	1.41%

ALL HOTELS:
	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
Rooms revenue (in thousands)	$151,266	$1,719	$152,985	$143,946	$11,474	$155,420	5.09%	(1.57)%
RevPAR	$236.04	$722.13	$237.83	$223.45	$1,018.48	$237.11	5.63%	0.30%
Occupancy	77.84%	77.52%	77.84%	81.87%	(0.28)%	80.46%	(4.92)%	(3.26)%
ADR	$303.23	$931.53	$305.55	$272.91	NM	$294.68	11.11%	3.69%
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at June 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
Rooms revenue (in thousands)	$56,042	$—	$56,042	$56,965	$153	$57,118	(1.62)%	(1.88)%
RevPAR	$252.39	$—	$252.39	$254.72	$(94.89)	$257.25	(0.91)%	(1.89)%
Occupancy	83.41%	—%	83.41%	85.90%	(427.73)%	83.43%	(2.90)%	(0.02)%
ADR	$302.61	$—	$302.61	$296.51	$(22.18)	$308.32	2.05%	(1.85)%

ALL HOTELS NOT UNDER RENOVATION:
	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
Rooms revenue (in thousands)	$107,009	$1,719	$108,728	$96,541	$11,474	$108,015	10.84%	0.66%
RevPAR	$243.61	$722.13	$246.19	$224.32	$1,018.48	$244.58	8.60%	0.66%
Occupancy	79.93%	77.52%	79.92%	82.10%	(0.28)%	80.00%	(2.64)%	(0.10)%
ADR	$304.77	$931.53	$308.05	$273.22	NM	$305.71	11.55%	0.76%
NOTES:

(1)
The above comparable information assumes the nine hotel properties owned and included in the Company's operations at June 30, 2019, and not under renovation during the three months ended June 30, 2019, were owned as of the beginning of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

(4)	Excluded Hotels Under Renovation:
Park Hyatt Beaver Creek, The Notary Hotel, San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2019	2018	% Variance	2019	2018	% Variance
Total hotel revenue	$118,412	$121,118	(2.23)%	$246,438	$223,607	10.21%
Non-comparable adjustments	—	(399)		2,671	24,417
Comparable total hotel revenue	$118,412	$120,719	(1.91)%	$249,109	$248,024	0.44%

Hotel EBITDA	$38,149	$43,721	(12.74)%	$77,838	$77,326	0.66%
Non-comparable adjustments	138	(4,502)		744	2,553
Comparable hotel EBITDA	$38,287	$39,219	(2.38)%	$78,582	$79,879	(1.62)%
Hotel EBITDA margin	32.22%	36.10%	(3.88)%	31.59%	34.58%	(2.99)%
Comparable hotel EBITDA margin	32.33%	32.49%	(0.16)%	31.55%	32.21%	(0.66)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$2,527	$2,365	6.85%	$4,393	$4,355	0.87%
Hotel EBITDA attributable to the Company and OP unitholders	$35,622	$41,356	(13.86)%	$73,445	$72,971	0.65%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$35,760	$36,854	(2.97)%	$74,189	$75,524	(1.77)%
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at June 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

(4)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2019	2018	% Variance	2019	2018	% Variance
Total hotel revenue	$87,234	$87,280	(0.05)%	$172,351	$148,146	16.34%
Non-comparable adjustments	—	(399)		2,671	24,417
Comparable total hotel revenue	$87,234	$86,881	0.41%	$175,022	$172,563	1.42%

Hotel EBITDA	$26,162	$31,503	(16.95)%	$50,114	$48,999	2.28%
Non-comparable adjustments	138	(4,502)		744	2,553
Comparable hotel EBITDA	$26,300	$27,001	(2.60)%	$50,858	$51,552	(1.35)%
Hotel EBITDA margin	29.99%	36.09%	(6.10)%	29.08%	33.07%	(3.99)%
Comparable hotel EBITDA margin	30.15%	31.08%	(0.93)%	29.06%	29.87%	(0.81)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$2,527	$2,365	6.85%	$4,393	$4,355	0.87%
Hotel EBITDA attributable to the Company and OP unitholders	$23,635	$29,138	(18.89)%	$45,721	$44,644	2.41%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$23,773	$24,636	(3.50)%	$46,465	$47,197	(1.55)%
NOTES:

(1)
The above comparable information assumes the nine hotel properties owned and included in the Company's operations at June 30, 2019, and not under renovation during the three months ended June 30, 2019, were owned as of the beginning of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

(5)	Excluded Hotels Under Renovation:
Park Hyatt Beaver Creek, The Notary Hotel, San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$12,363	$—	$12,363	$12,791	$—	$12,791	(3.35)%	(3.35)%
Total hotel revenue	$17,229	$—	$17,229	$17,024	$—	$17,024	1.20%	1.20%
Hotel EBITDA	$6,020	$—	$6,020	$6,138	$—	$6,138	(1.92)%	(1.92)%
Hotel EBITDA margin	34.94%		34.94%	36.05%		36.05%	(1.11)%	(1.11)%
Selected Operating Information:
RevPAR	$247.01	$—	$247.01	$255.58	$—	$255.58	(3.35)%	(3.35)%
Occupancy	93.56%	—%	93.56%	91.78%	—%	91.78%	1.94%	1.94%
ADR	$264.01	$—	$264.01	$278.46	$—	$278.46	(5.19)%	(5.19)%

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms revenue	$6,696	$—	$6,696	$6,417	$—	$6,417	4.35%	4.35%
Total hotel revenue	$12,020	$—	$12,020	$10,801	$—	$10,801	11.29%	11.29%
Hotel EBITDA	$4,087	$—	$4,087	$3,323	$—	$3,323	22.99%	22.99%
Hotel EBITDA margin	34.00%		34.00%	30.77%		30.77%	3.23%	3.23%
Selected Operating Information:
RevPAR	$186.77	$—	$186.77	$178.99	$—	$178.99	4.35%	4.35%
Occupancy	84.23%	—%	84.23%	85.33%	—%	85.33%	(1.29)%	(1.29)%
ADR	$221.73	$—	$221.73	$209.77	$—	$209.77	5.70%	5.70%

CHICAGO SOFITEL MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$8,229	$—	$8,229	$7,783	$—	$7,783	5.73%	5.73%
Total hotel revenue	$11,043	$—	$11,043	$10,723	$—	$10,723	2.98%	2.98%
Hotel EBITDA	$3,947	$—	$3,947	$3,576	$—	$3,576	10.37%	10.37%
Hotel EBITDA margin	35.74%		35.74%	33.35%		33.35%	2.39%	2.39%
Selected Operating Information:
RevPAR	$217.89	$—	$217.89	$206.09	$—	$206.09	5.73%	5.73%
Occupancy	91.62%	—%	91.62%	85.23%	—%	85.23%	7.50%	7.50%
ADR	$237.81	$—	$237.81	$241.81	$—	$241.81	(1.65)%	(1.65)%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$3,560	$—	$3,560	$3,770	$—	$3,770	(5.57)%	(5.57)%
Total hotel revenue	$4,922	$—	$4,922	$5,232	$—	$5,232	(5.93)%	(5.93)%
Hotel EBITDA	$1,639	$—	$1,639	$1,732	$(2)	$1,730	(5.37)%	(5.26)%
Hotel EBITDA margin	33.30%		33.30%	33.10%		33.07%	0.20%	0.23%
Selected Operating Information:
RevPAR	$630.91	$—	$630.91	$668.14	$—	$668.14	(5.57)%	(5.57)%
Occupancy	73.89%	—%	73.89%	79.28%	—%	79.28%	(6.80)%	(6.80)%
ADR	$853.83	$—	$853.83	$842.76	$—	$842.76	1.31%	1.31%

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms revenue	$4,802	$—	$4,802	$4,510	$—	$4,510	6.47%	6.47%
Total hotel revenue	$6,391	$—	$6,391	$5,905	$—	$5,905	8.23%	8.23%
Hotel EBITDA	$3,148	$—	$3,148	$2,659	$4	$2,663	18.39%	18.21%
Hotel EBITDA margin	49.26%		49.26%	45.03%		45.10%	4.23%	4.16%
Selected Operating Information:
RevPAR	$371.61	$—	$371.61	$349.02	$—	$349.02	6.47%	6.47%
Occupancy	82.28%	—%	82.28%	80.85%	—%	80.85%	1.77%	1.77%
ADR	$451.65	$—	$451.65	$431.70	$—	$431.70	4.62%	4.62%

	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$3,200	$—	$3,200	$3,458	$—	$3,458	(7.46)%	(7.46)%
Total hotel revenue	$4,049	$—	$4,049	$4,159	$—	$4,159	(2.64)%	(2.64)%
Hotel EBITDA	$1,789	$—	$1,789	$1,780	$(1)	$1,779	0.51%	0.56%
Hotel EBITDA margin	44.18%		44.18%	42.80%		42.77%	1.38%	1.41%
Selected Operating Information:
RevPAR	$439.58	$—	$439.58	$475.01	$—	$475.01	(7.46)%	(7.46)%
Occupancy	75.82%	—%	75.82%	80.23%	—%	80.23%	(5.50)%	(5.50)%
ADR	$579.73	$—	$579.73	$592.04	$—	$592.04	(2.08)%	(2.08)%

PARK HYATT BEAVER CREEK
Selected Financial Information:
Rooms revenue	$1,376	$—	$1,376	$1,761	$—	$1,761	(21.86)%	(21.86)%
Total hotel revenue	$4,520	$—	$4,520	$5,237	$—	$5,237	(13.69)%	(13.69)%
Hotel EBITDA	$532	$—	$532	$(670)	$—	$(670)	179.40%	179.40%
Hotel EBITDA margin	11.77%		11.77%	(12.79)%		(12.79)%	24.56%	24.56%
Selected Operating Information:
RevPAR	$79.57	$—	$79.57	$101.82	$—	$101.82	(21.85)%	(21.85)%
Occupancy	37.08%	—%	37.08%	43.29%	—%	43.29%	(14.35)%	(14.35)%
ADR	$214.60	$—	$214.60	$235.20	$—	$235.20	(8.76)%	(8.76)%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$7,257	$—	$7,257	$8,351	$—	$8,351	(13.10)%	(13.10)%
Total hotel revenue	$8,416	$—	$8,416	$10,373	$—	$10,373	(18.87)%	(18.87)%
Hotel EBITDA	$3,139	$—	$3,139	$4,597	$—	$4,597	(31.72)%	(31.72)%
Hotel EBITDA margin	37.30%		37.30%	44.32%		44.32%	(7.02)%	(7.02)%
Selected Operating Information:
RevPAR	$159.81	$—	$159.81	$183.90	$—	$183.90	(13.10)%	(13.10)%
Occupancy	70.75%	—%	70.75%	92.14%	—%	92.14%	(23.21)%	(23.21)%
ADR	$225.89	$—	$225.89	$199.59	$—	$199.59	13.18%	13.18%

SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$10,340	$—	$10,340	$9,890	$—	$9,890	4.55%	4.55%
Total hotel revenue	$11,113	$—	$11,113	$11,371	$—	$11,371	(2.27)%	(2.27)%
Hotel EBITDA	$3,890	$—	$3,890	$3,890	$—	$3,890	—%	—%
Hotel EBITDA margin	35.00%		35.00%	34.21%		34.21%	0.79%	0.79%
Selected Operating Information:
RevPAR	$277.16	$—	$277.16	$265.07	$—	$265.07	4.56%	4.56%
Occupancy	92.40%	—%	92.40%	91.47%	—%	91.47%	1.02%	1.02%
ADR	$299.97	$—	$299.97	$289.77	$—	$289.77	3.52%	3.52%

SARASOTA RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$6,642	$—	$6,642	$6,297	$318	$6,615	5.48%	0.41%
Total hotel revenue	$15,825	$—	$15,825	$15,127	$1,024	$16,151	4.61%	(2.02)%
Hotel EBITDA	$2,955	$—	$2,955	$3,023	$323	$3,346	(2.25)%	(11.69)%
Hotel EBITDA margin	18.67%		18.67%	19.98%		20.72%	(1.31)%	(2.05)%
Selected Operating Information:
RevPAR	$274.39	$—	$274.39	$269.02	$(348.08)	$273.29	2.00%	0.40%
Occupancy	70.07%	—%	70.07%	76.86%	(89.97)%	77.29%	(8.83)%	(9.34)%
ADR	$391.60	$—	$391.60	$350.00	$(386.86)	$353.56	11.89%	10.76%

	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
LAKE TAHOE RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$2,649	$—	$2,649	$—	$2,724	$2,724	—%	(2.75)%
Total hotel revenue	$5,823	$—	$5,823	$—	$5,774	$5,774	—%	0.85%
Hotel EBITDA	$(1,447)	$138	$(1,309)	$—	$(375)	$(375)	—%	(249.07)%
Hotel EBITDA margin	(24.85)%		(22.48)%	—%		(6.49)%	(24.85)%	(15.99)%
Selected Operating Information:
RevPAR	$171.23	$—	$171.23	$—	$176.08	$176.08	—%	(2.75)%
Occupancy	48.03%	—%	48.03%	—%	45.64%	45.64%	—%	5.24%
ADR	$356.48	$—	$356.48	$—	$385.83	$385.83	—%	(7.61)%

SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms revenue	$7,901	$—	$7,901	$9,050	$—	$9,050	(12.70)%	(12.70)%
Total hotel revenue	$9,932	$—	$9,932	$11,112	$—	$11,112	(10.62)%	(10.62)%
Hotel EBITDA	$4,024	$—	$4,024	$4,821	$—	$4,821	(16.53)%	(16.53)%
Hotel EBITDA margin	40.52%		40.52%	43.39%		43.39%	(2.87)%	(2.87)%
Selected Operating Information:
RevPAR	$240.51	$—	$240.51	$275.48	$—	$275.48	(12.69)%	(12.69)%
Occupancy	87.83%	—%	87.83%	91.35%	—%	91.35%	(3.85)%	(3.85)%
ADR	$273.83	$—	$273.83	$301.58	$—	$301.58	(9.20)%	(9.20)%

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$2	$—	$2	$1,472	$—	$1,472	(99.86)%	(99.86)%
Total hotel revenue	$7,129	$—	$7,129	$6,857	$—	$6,857	3.97%	3.97%
Hotel EBITDA	$4,426	$—	$4,426	$4,401	$—	$4,401	0.57%	0.57%
Hotel EBITDA margin	62.08%		62.08%	64.18%		64.18%	(2.10)%	(2.10)%
Selected Operating Information:
RevPAR	$—	$—	$—	$195.59	$—	$195.59	(100.00)%	(100.00)%
Occupancy	—%	—%	—%	74.56%	—%	74.56%	(100.00)%	(100.00)%
ADR	$—	$—	$—	$262.32	$—	$262.32	(100.00)%	(100.00)%

TAMPA RENAISSANCE
Selected Financial Information:
Rooms revenue	$—	$—	$—	$2,889	$(2,889)	$—	(100.00)%	—%
Total hotel revenue	$—	$—	$—	$7,197	$(7,197)	$—	(100.00)%	—%
Hotel EBITDA	$—	$—	$—	$4,451	$(4,451)	$—	(100.00)%	—%
Hotel EBITDA margin	—%		—%	61.85%		—%	(61.85)%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$161.68	$(161.68)	$—	(100.00)%	—%
Occupancy	—%	—%	—%	81.93%	(81.93)%	—%	(100.00)%	—%
ADR	$—	$—	$—	$197.34	$(197.34)	$—	(100.00)%	—%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$75,017	$—	$75,017	$78,439	$153	$78,592	(4.36)%	(4.55)%
Total hotel revenue	$118,412	$—	$118,412	$121,118	$(399)	$120,719	(2.23)%	(1.91)%
Hotel EBITDA	$38,149	$138	$38,287	$43,721	$(4,502)	$39,219	(12.74)%	(2.38)%
Hotel EBITDA margin	32.22%		32.33%	36.10%		32.49%	(3.88)%	(0.16)%
Selected Operating Information:
RevPAR	$232.94	$—	$232.94	$236.85	$(94.89)	$238.46	(1.65)%	(2.31)%
Occupancy	80.18%	—%	80.18%	84.90%	(427.73)%	83.23%	(5.56)%	(3.66)%
ADR	$290.53	$—	$290.53	$278.96	$(22.18)	$286.50	4.15%	1.41%
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at June 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

(4)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$21,071	$—	$21,071	$21,752	$—	$21,752	(3.13)%	(3.13)%
Total hotel revenue	$30,880	$—	$30,880	$30,608	$—	$30,608	0.89%	0.89%
Hotel EBITDA	$9,017	$—	$9,017	$9,240	$—	$9,240	(2.41)%	(2.41)%
Hotel EBITDA margin	29.20%		29.20%	30.19%		30.19%	(0.99)%	(0.99)%
Selected Operating Information:
RevPAR	$211.66	$—	$211.66	$218.50	$—	$218.50	(3.13)%	(3.13)%
Occupancy	84.23%	—%	84.23%	85.19%	—%	85.19%	(1.13)%	(1.13)%
ADR	$251.28	$—	$251.28	$256.48	$—	$256.48	(2.03)%	(2.03)%

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms revenue	$13,243	$—	$13,243	$12,892	$—	$12,892	2.72%	2.72%
Total hotel revenue	$24,356	$—	$24,356	$23,813	$—	$23,813	2.28%	2.28%
Hotel EBITDA	$8,553	$—	$8,553	$8,182	$—	$8,182	4.53%	4.53%
Hotel EBITDA margin	35.12%		35.12%	34.36%		34.36%	0.76%	0.76%
Selected Operating Information:
RevPAR	$185.70	$—	$185.70	$180.78	$—	$180.78	2.72%	2.72%
Occupancy	83.26%	—%	83.26%	85.79%	—%	85.79%	(2.95)%	(2.95)%
ADR	$223.03	$—	$223.03	$210.72	$—	$210.72	5.84%	5.84%

CHICAGO SOFITEL MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$11,552	$—	$11,552	$11,202	$—	$11,202	3.12%	3.12%
Total hotel revenue	$15,800	$—	$15,800	$15,603	$—	$15,603	1.26%	1.26%
Hotel EBITDA	$2,569	$—	$2,569	$2,433	$—	$2,433	5.59%	5.59%
Hotel EBITDA margin	16.26%		16.26%	15.59%		15.59%	0.67%	0.67%
Selected Operating Information:
RevPAR	$153.79	$—	$153.79	$149.13	$—	$149.13	3.12%	3.12%
Occupancy	79.42%	—%	79.42%	74.22%	—%	74.22%	7.01%	7.01%
ADR	$193.63	$—	$193.63	$200.94	$—	$200.94	(3.64)%	(3.64)%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$5,799	$—	$5,799	$6,118	$—	$6,118	(5.21)%	(5.21)%
Total hotel revenue	$8,495	$—	$8,495	$9,404	$—	$9,404	(9.67)%	(9.67)%
Hotel EBITDA	$2,146	$—	$2,146	$2,780	$(4)	$2,776	(22.81)%	(22.69)%
Hotel EBITDA margin	25.26%		25.26%	29.56%		29.52%	(4.30)%	(4.26)%
Selected Operating Information:
RevPAR	$516.75	$—	$516.75	$545.17	$—	$545.17	(5.21)%	(5.21)%
Occupancy	71.32%	—%	71.32%	75.34%	—%	75.34%	(5.34)%	(5.34)%
ADR	$724.51	$—	$724.51	$723.58	$—	$723.58	0.13%	0.13%

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms revenue	$10,835	$—	$10,835	$9,983	$—	$9,983	8.53%	8.53%
Total hotel revenue	$13,950	$—	$13,950	$12,932	$—	$12,932	7.87%	7.87%
Hotel EBITDA	$7,275	$—	$7,275	$6,510	$8	$6,518	11.75%	11.61%
Hotel EBITDA margin	52.15%		52.15%	50.34%		50.40%	1.81%	1.75%
Selected Operating Information:
RevPAR	$421.56	$—	$421.56	$388.41	$—	$388.41	8.53%	8.53%
Occupancy	85.02%	—%	85.02%	83.34%	—%	83.34%	2.02%	2.02%
ADR	$495.83	$—	$495.83	$466.08	$—	$466.08	6.38%	6.38%

	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$5,091	$—	$5,091	$5,574	$—	$5,574	(8.67)%	(8.67)%
Total hotel revenue	$6,613	$—	$6,613	$7,579	$—	$7,579	(12.75)%	(12.75)%
Hotel EBITDA	$2,285	$—	$2,285	$3,021	$(2)	$3,019	(24.36)%	(24.31)%
Hotel EBITDA margin	34.55%		34.55%	39.86%		39.83%	(5.31)%	(5.28)%
Selected Operating Information:
RevPAR	$351.59	$—	$351.59	$384.95	$—	$384.95	(8.67)%	(8.67)%
Occupancy	70.45%	—%	70.45%	75.82%	—%	75.82%	(7.08)%	(7.08)%
ADR	$499.07	$—	$499.07	$507.70	$—	$507.70	(1.70)%	(1.70)%

PARK HYATT BEAVER CREEK
Selected Financial Information:
Rooms revenue	$10,973	$—	$10,973	$11,558	$—	$11,558	(5.06)%	(5.06)%
Total hotel revenue	$22,619	$—	$22,619	$23,396	$—	$23,396	(3.32)%	(3.32)%
Hotel EBITDA	$7,150	$—	$7,150	$6,378	$—	$6,378	12.10%	12.10%
Hotel EBITDA margin	31.61%		31.61%	27.26%		27.26%	4.35%	4.35%
Selected Operating Information:
RevPAR	$319.08	$—	$319.08	$336.07	$—	$336.07	(5.06)%	(5.06)%
Occupancy	58.34%	—%	58.34%	60.78%	—%	60.78%	(4.01)%	(4.01)%
ADR	$546.91	$—	$546.91	$552.92	$—	$552.92	(1.09)%	(1.09)%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$11,494	$—	$11,494	$14,504	$—	$14,504	(20.75)%	(20.75)%
Total hotel revenue	$13,690	$—	$13,690	$17,996	$—	$17,996	(23.93)%	(23.93)%
Hotel EBITDA	$3,780	$—	$3,780	$7,195	$—	$7,195	(47.46)%	(47.46)%
Hotel EBITDA margin	27.61%		27.61%	39.98%		39.98%	(12.37)%	(12.37)%
Selected Operating Information:
RevPAR	$127.26	$—	$127.26	$160.58	$—	$160.58	(20.75)%	(20.75)%
Occupancy	64.66%	—%	64.66%	86.29%	—%	86.29%	(25.07)%	(25.07)%
ADR	$196.82	$—	$196.82	$186.09	$—	$186.09	5.77%	5.77%

SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$20,948	$—	$20,948	$18,055	$—	$18,055	16.02%	16.02%
Total hotel revenue	$23,154	$—	$23,154	$20,651	$—	$20,651	12.12%	12.12%
Hotel EBITDA	$7,856	$—	$7,856	$6,965	$—	$6,965	12.79%	12.79%
Hotel EBITDA margin	33.93%		33.93%	33.73%		33.73%	0.20%	0.20%
Selected Operating Information:
RevPAR	$282.29	$—	$282.29	$243.54	$—	$243.54	15.91%	15.91%
Occupancy	90.42%	—%	90.42%	86.29%	—%	86.29%	4.79%	4.79%
ADR	$312.20	$—	$312.20	$282.23	$—	$282.23	10.62%	10.62%

SARASOTA RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$15,605	$—	$15,605	$6,297	$9,492	$15,789	147.82%	(1.17)%
Total hotel revenue	$36,180	$—	$36,180	$15,127	$20,452	$35,579	139.17%	1.69%
Hotel EBITDA	$8,885	$—	$8,885	$3,023	$5,700	$8,723	193.91%	1.86%
Hotel EBITDA margin	24.56%		24.56%	19.98%		24.52%	4.58%	0.04%
Selected Operating Information:
RevPAR	$324.12	$—	$324.12	$269.02	$382.06	$327.94	20.48%	(1.16)%
Occupancy	76.52%	—%	76.52%	76.86%	78.86%	77.89%	(0.44)%	(1.76)%
ADR	$423.60	$—	$423.60	$350.00	$484.46	$421.02	21.03%	0.61%

	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
LAKE TAHOE RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$10,796	$1,719	$12,515	$—	$10,153	$10,153	—%	23.26%
Total hotel revenue	$18,832	$2,671	$21,503	$—	$18,502	$18,502	—%	16.22%
Hotel EBITDA	$3,095	$744	$3,839	$—	$3,348	$3,348	—%	14.67%
Hotel EBITDA margin	16.43%		17.85%	—%		18.10%	16.43%	(0.25)%
Selected Operating Information:
RevPAR	$380.29	$722.13	$406.73	$—	$329.97	$329.97	—%	23.26%
Occupancy	62.96%	77.52%	64.08%	—%	59.56%	59.56%	—%	7.59%
ADR	$604.06	$931.53	$634.70	$—	$554.01	$554.01	—%	14.56%

SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms revenue	$13,017	$—	$13,017	$14,552	$—	$14,552	(10.55)%	(10.55)%
Total hotel revenue	$17,245	$—	$17,245	$18,543	$—	$18,543	(7.00)%	(7.00)%
Hotel EBITDA	$6,289	$—	$6,289	$7,313	$—	$7,313	(14.00)%	(14.00)%
Hotel EBITDA margin	36.47%		36.47%	39.44%		39.44%	(2.97)%	(2.97)%
Selected Operating Information:
RevPAR	$199.22	$—	$199.22	$222.70	$—	$222.70	(10.54)%	(10.54)%
Occupancy	81.80%	—%	81.80%	84.02%	—%	84.02%	(2.64)%	(2.64)%
ADR	$243.54	$—	$243.54	$265.06	$—	$265.06	(8.12)%	(8.12)%

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$842	$—	$842	$3,288	$—	$3,288	(74.39)%	(74.39)%
Total hotel revenue	$14,624	$—	$14,624	$13,418	$—	$13,418	8.99%	8.99%
Hotel EBITDA	$8,938	$—	$8,938	$7,789	$—	$7,789	14.75%	14.75%
Hotel EBITDA margin	61.12%		61.12%	58.05%		58.05%	3.07%	3.07%
Selected Operating Information:
RevPAR	$313.81	$—	$313.81	$219.33	$—	$219.33	43.08%	43.08%
Occupancy	81.06%	—%	81.06%	75.18%	—%	75.18%	7.82%	7.82%
ADR	$387.14	$—	$387.14	$291.72	$—	$291.72	32.71%	32.71%

TAMPA RENAISSANCE
Selected Financial Information:
Rooms revenue	$—	$—	$—	$8,171	$(8,171)	$—	(100.00)%	—%
Total hotel revenue	$—	$—	$—	$14,537	$(14,537)	$—	(100.00)%	—%
Hotel EBITDA	$—	$—	$—	$6,497	$(6,497)	$—	(100.00)%	—%
Hotel EBITDA margin	—%		—%	44.69%		—%	(44.69)%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$184.70	$(184.70)	$—	(100.00)%	—%
Occupancy	—%	—%	—%	85.59%	(85.59)%	—%	(100.00)%	—%
ADR	$—	$—	$—	$215.80	$(215.80)	$—	(100.00)%	—%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$151,266	$1,719	$152,985	$143,946	$11,474	$155,420	5.09%	(1.57)%
Total hotel revenue	$246,438	$2,671	$249,109	$223,607	$24,417	$248,024	10.21%	0.44%
Hotel EBITDA	$77,838	$744	$78,582	$77,326	$2,553	$79,879	0.66%	(1.62)%
Hotel EBITDA margin	31.59%		31.55%	34.58%		32.21%	(2.99)%	(0.66)%
Selected Operating Information:
RevPAR	$236.04	$722.13	$237.83	$223.45	$1,018.48	$237.11	5.63%	0.30%
Occupancy	77.84%	77.52%	77.84%	81.87%	(0.28)%	80.46%	(4.92)%	(3.26)%
ADR	$303.23	$931.53	$305.55	$272.91	NM	$294.68	11.11%	3.69%
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at June 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

(4)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	TTM Ended June 30,
	Actual	Non-comparable Adjustments	Comparable
	2019	2019	2019
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$38,510	$—	$38,510
Total hotel revenue	$55,353	$—	$55,353
Hotel EBITDA	$13,525	$—	$13,525
Hotel EBITDA margin	24.43%		24.43%
Selected Operating Information:
RevPAR	$191.83	$—	$191.83
Occupancy	83.05%	—%	83.05%
ADR	$230.98	$—	$230.98

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms revenue	$26,655	$—	$26,655
Total hotel revenue	$47,014	$—	$47,014
Hotel EBITDA	$15,839	$—	$15,839
Hotel EBITDA margin	33.69%		33.69%
Selected Operating Information:
RevPAR	$185.35	$—	$185.35
Occupancy	84.08%	—%	84.08%
ADR	$220.44	$—	$220.44

CHICAGO SOFITEL MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$26,259	$—	$26,259
Total hotel revenue	$35,595	$—	$35,595
Hotel EBITDA	$7,799	$—	$7,799
Hotel EBITDA margin	21.91%		21.91%
Selected Operating Information:
RevPAR	$173.35	$—	$173.35
Occupancy	81.73%	—%	81.73%
ADR	$212.11	$—	$212.11

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$13,527	$—	$13,527
Total hotel revenue	$18,784	$—	$18,784
Hotel EBITDA	$5,830	$(4)	$5,826
Hotel EBITDA margin	31.04%		31.02%
Selected Operating Information:
RevPAR	$597.75	$—	$597.75
Occupancy	74.78%	—%	74.78%
ADR	$799.33	$—	$799.33

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms revenue	$18,974	$—	$18,974
Total hotel revenue	$24,627	$—	$24,627
Hotel EBITDA	$11,672	$8	$11,680
Hotel EBITDA margin	47.40%		47.43%
Selected Operating Information:
RevPAR	$366.08	$—	$366.08
Occupancy	81.83%	—%	81.83%
ADR	$447.36	$—	$447.36

	TTM Ended June 30,
	Actual	Non-comparable Adjustments	Comparable
	2019	2019	2019
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$11,696	$—	$11,696
Total hotel revenue	$14,604	$—	$14,604
Hotel EBITDA	$5,682	$(2)	$5,680
Hotel EBITDA margin	38.91%		38.89%
Selected Operating Information:
RevPAR	$400.54	$—	$400.54
Occupancy	72.03%	—%	72.03%
ADR	$556.07	$—	$556.07

PARK HYATT BEAVER CREEK
Selected Financial Information:
Rooms revenue	$17,764	$—	$17,764
Total hotel revenue	$39,515	$—	$39,515
Hotel EBITDA	$10,010	$—	$10,010
Hotel EBITDA margin	25.33%		25.33%
Selected Operating Information:
RevPAR	$256.16	$—	$256.16
Occupancy	60.52%	—%	60.52%
ADR	$423.23	$—	$423.23

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$25,097	$—	$25,097
Total hotel revenue	$30,677	$—	$30,677
Hotel EBITDA	$10,623	$—	$10,623
Hotel EBITDA margin	34.63%		34.63%
Selected Operating Information:
RevPAR	$137.80	$—	$137.80
Occupancy	72.20%	—%	72.20%
ADR	$190.86	$—	$190.86

SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$39,925	$—	$39,925
Total hotel revenue	$44,436	$—	$44,436
Hotel EBITDA	$14,725	$—	$14,725
Hotel EBITDA margin	33.14%		33.14%
Selected Operating Information:
RevPAR	$266.79	$—	$266.79
Occupancy	88.70%	—%	88.70%
ADR	$300.77	$—	$300.77

SARASOTA RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$26,581	$(40)	$26,541
Total hotel revenue	$63,285	$(380)	$62,905
Hotel EBITDA	$13,004	$(134)	$12,870
Hotel EBITDA margin	20.55%		20.46%
Selected Operating Information:
RevPAR	$273.78	$—	$273.36
Occupancy	72.67%	—%	72.67%
ADR	$376.72	$—	$376.14

	TTM Ended June 30,
	Actual	Non-comparable Adjustments	Comparable
	2019	2019	2019
LAKE TAHOE RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$10,796	$12,764	$23,560
Total hotel revenue	$18,832	$24,604	$43,436
Hotel EBITDA	$3,095	$5,418	$8,513
Hotel EBITDA margin	16.43%		19.60%
Selected Operating Information:
RevPAR	$380.29	$379.21	$379.70
Occupancy	62.96%	73.88%	68.88%
ADR	$604.06	$513.26	$551.23

SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms revenue	$30,153	$—	$30,153
Total hotel revenue	$38,593	$—	$38,593
Hotel EBITDA	$14,861	$—	$14,861
Hotel EBITDA margin	38.51%		38.51%
Selected Operating Information:
RevPAR	$228.84	$—	$228.84
Occupancy	83.70%	—%	83.70%
ADR	$273.40	$—	$273.40

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$4,158	$—	$4,158
Total hotel revenue	$22,840	$—	$22,840
Hotel EBITDA	$11,440	$—	$11,440
Hotel EBITDA margin	50.09%		50.09%
Selected Operating Information:
RevPAR	$242.68	$—	$242.68
Occupancy	83.01%	—%	83.01%
ADR	$292.36	$—	$292.36

TAMPA RENAISSANCE
Selected Financial Information:
Rooms revenue	$—	$—	$—
Total hotel revenue	$74	$(74)	$—
Hotel EBITDA	$28	$(28)	$—
Hotel EBITDA margin	37.84%		—%
Selected Operating Information:
RevPAR	$—	$—	$—
Occupancy	—%	—%	—%
ADR	$—	$—	$—

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$290,095	$12,724	$302,819
Total hotel revenue	$454,229	$24,150	$478,379
Hotel EBITDA	$138,133	$5,258	$143,391
Hotel EBITDA margin	30.41%		29.97%
Selected Operating Information:
RevPAR	$227.49	$378.01	$231.36
Occupancy	79.28%	73.88%	79.14%
ADR	$286.95	$511.64	$292.34
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at June 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

(4)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2019	2019	2019	2019	2019	2019	2018	2018	2018	2018	2018	2018
	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter
Total Hotel Revenue	$118,412	$—	$118,412	$128,026	$2,671	$130,697	$98,945	$10,535	$109,480	$108,846	$10,944	$119,790
Hotel EBITDA	$38,149	$138	$38,287	$39,689	$606	$40,295	$26,950	$2,301	$29,251	$33,345	$2,213	$35,558
Hotel EBITDA Margin	32.22%		32.33%	31.00%		30.83%	27.24%		26.72%	30.64%		29.68%

EBITDA % of Total TTM	27.6%		26.7%	28.7%		28.1%	19.5%		20.4%	24.2%		24.8%

JV Interests in EBITDA	$2,527	$—	$2,527	$1,866	$—	$1,866	$1,519	$—	$1,519	$1,429	$—	$1,429

	Actual	Non-comparable Adjustments	Comparable
	2019	2019	2019
	TTM	TTM	TTM
Total Hotel Revenue	$454,229	$24,150	$478,379
Hotel EBITDA	$138,133	$5,258	$143,391
Hotel EBITDA Margin	30.41%		29.97%

EBITDA % of Total TTM	100.0%		100.0%

JV Interests in EBITDA	$7,341	$—	$7,341
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at June 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
JUNE 30, 2019
(in thousands, except share price)
(unaudited)

June 30, 2019
Common stock shares outstanding	32,880
Partnership units outstanding (common stock equivalents)	4,807
Combined common stock shares and partnership units outstanding	37,687
Common stock price	$9.90
Market capitalization	$373,101
Series B cumulative convertible preferred stock	$124,146
Series D cumulative preferred stock	$40,000
Indebtedness	$1,054,500
Joint venture partner's share of consolidated indebtedness	$(48,750)
Net working capital (see below)	$(75,230)
Total enterprise value (TEV)	$1,467,767

Ashford Inc. Investment:
Common stock shares owned	195
Common stock price	$31.79
Market value of Ashford Inc. investment	$6,195

Cash and cash equivalents	$73,916
Restricted cash	$68,041
Accounts receivable, net	$17,709
Prepaid expenses	$7,902
Due from third-party hotel managers, net	$8,695
Market value of Ashford Inc. investment	$6,195
Total current assets	$182,458

Accounts payable, net & accrued expenses	$94,760
Dividends and distributions payable	$9,334
Due to affiliates, net	$3,134
Total current liabilities	$107,228

Net working capital*	$75,230
* Includes the Company's pro rata share of net working capital in joint ventures.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2019
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Estimated	Estimated
Park Hyatt Beaver Creek	190		x	x
The Notary Hotel	499	x	x
San Francisco Courtyard Downtown	410	x	x	x	x
St. Thomas Ritz-Carlton	180	x	x	x	x
Total		3	4	3	2

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2019 are included in this table.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2019	2019	2018	2018	June 30, 2019
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	TTM
Net income (loss)	$12,770	$16,470	$6,525	$14,567	$50,332
Non-property adjustments	(9)	—	(26)	—	(35)
Interest income	(77)	(62)	(61)	(57)	(257)
Interest expense	4,965	4,856	4,342	4,100	18,263
Amortization of loan costs	209	345	284	279	1,117
Depreciation and amortization	18,474	16,686	15,092	14,474	64,726
Income tax expense (benefit)	422	115	(353)	(44)	140
Non-hotel EBITDA ownership expense	1,395	1,279	1,147	26	3,847
Hotel EBITDA including amounts attributable to noncontrolling interest	38,149	39,689	26,950	33,345	138,133
Non-comparable adjustments	138	606	2,301	2,213	5,258
Comparable hotel EBITDA	$38,287	$40,295	$29,251	$35,558	$143,391

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2019
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$4,005	$2,301	$2,258	$191	$2,510	$404	$(1,875)	$829	$—	$1,419	$(1,058)	$(3,260)	$2,903	$2,143	$—	$12,770	$(18,393)	$(5,623)
Non-property adjustments	—	—	—	—	—	(9)	—	—	—	—	—	—	—	—	—	(9)	9	—
Interest income	(17)	(21)	—	—	—	—	—	(3)	—	(4)	(19)	—	(13)	—	—	(77)	77	—
Interest expense	—	—	—	508	—	648	887	—	—	—	1,509	625	—	788	—	4,965	8,069	13,034
Amortization of loan cost	—	—	—	34	—	36	—	—	—	—	79	32	—	28	—	209	812	1,021
Depreciation and amortization	2,015	1,408	1,652	795	631	697	1,076	2,031	—	2,459	2,417	1,126	1,002	1,165	—	18,474	—	18,474
Income tax expense (benefit)	—	380	—	—	—	—	—	2	—	—	—	—	—	40	—	422	(11)	411
Non-hotel EBITDA ownership expense	17	19	37	111	7	13	444	280	—	16	27	30	132	262	—	1,395	(1,395)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	6,020	4,087	3,947	1,639	3,148	1,789	532	3,139	—	3,890	2,955	(1,447)	4,024	4,426	—	38,149	(10,832)	27,317
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,505)	(1,022)	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,527)	2,527	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	51	51
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(48)	(48)
Hotel EBITDA attributable to the Company and OP unitholders	$4,515	$3,065	$3,947	$1,639	$3,148	$1,789	$532	$3,139	$—	$3,890	$2,955	$(1,447)	$4,024	$4,426	$—	$35,622	$(8,302)	$27,320
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	138	—	—	—	138
Comparable hotel EBITDA	$6,020	$4,087	$3,947	$1,639	$3,148	$1,789	$532	$3,139	$—	$3,890	$2,955	$(1,309)	$4,024	$4,426	$—	$38,287
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$6,020	$4,087	$3,947	$1,639	$3,148	$1,789	$—	$—	$—	$—	$2,955	$(1,447)	$4,024	$—	$—	$26,162
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	138	—	—	—	138
Comparable hotel EBITDA	$6,020	$4,087	$3,947	$1,639	$3,148	$1,789	$—	$—	$—	$—	$2,955	$(1,309)	$4,024	$—	$—	$26,300

HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

Credit Agricole (Pier House)	$—	$—	$—	$—	$3,148	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,148
BAML (Bardessono)	—	—	—	1,639	—	—	—	—	—	—	—	—	—	—	—	1,639
BAML (Hotel Yountville)	—	—	—	—	—	1,789	—	—	—	—	—	—	—	—	—	1,789
Apollo (Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	—	4,426	—	4,426
Prudential (Capital Hilton and Hilton Torrey Pines)	6,020	4,087	—	—	—	—	—	—	—	—	—	—	—	—	—	10,107
BAML Pool (see footnote 5)	—	—	3,947	—	—	—	—	3,139	—	3,890	—	—	4,024	—	—	15,000
JP Morgan (Park Hyatt Beaver Creek)	—	—	—	—	—	—	532	—	—	—	—	—	—	—	—	532
BAML (Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	—	2,955	—	—	—	—	2,955
BAML (Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	—	(1,309)	—	—	—	(1,309)
Total	$6,020	$4,087	$3,947	$1,639	$3,148	$1,789	$532	$3,139	$—	$3,890	$2,955	$(1,309)	$4,024	$4,426	$—	$38,287
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at June 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

(4)	Excluded Hotels Under Renovation:
Park Hyatt Beaver Creek, The Notary Hotel, San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton

(5)	This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, San Francisco Courtyard Downtown, Seattle Marriott Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2019
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$1,060	$3,021	$(3,422)	$(931)	$3,556	$(880)	$4,533	$(1,232)	$—	$1,648	$1,968	$2,697	$1,253	$3,199	$—	$16,470	$(17,792)	$(1,322)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(10)	(19)	—	—	—	—	—	(2)	—	(3)	(16)	—	(12)	—	—	(62)	62	—
Interest expense	—	—	—	505	—	644	885	—	—	—	1,514	525	—	783	—	4,856	8,157	13,013
Amortization of loan cost	—	—	—	34	—	36	138	—	—	—	78	32	—	27	—	345	835	1,180
Depreciation and amortization	1,939	1,396	1,694	796	556	683	1,009	1,867	—	2,313	2,354	942	1,001	136	—	16,686	—	16,686
Income tax expense (benefit)	—	45	—	—	—	—	—	2	—	—	—	—	—	68	—	115	812	927
Non-hotel EBITDA ownership expense	8	23	350	103	15	13	53	6	—	8	32	346	23	299	—	1,279	(1,279)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	2,997	4,466	(1,378)	507	4,127	496	6,618	641	—	3,966	5,930	4,542	2,265	4,512	—	39,689	(9,205)	30,484
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(749)	(1,117)	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,866)	1,866	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	50	50
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(49)	(49)
Hotel EBITDA attributable to the Company and OP unitholders	$2,248	$3,349	$(1,378)	$507	$4,127	$496	$6,618	$641	$—	$3,966	$5,930	$4,542	$2,265	$4,512	$—	$37,823	$(7,338)	$30,485
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	606	—	—	—	606
Comparable hotel EBITDA	$2,997	$4,466	$(1,378)	$507	$4,127	$496	$6,618	$641	$—	$3,966	$5,930	$5,148	$2,265	$4,512	$—	$40,295

HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

Credit Agricole (Pier House)	$—	$—	$—	$—	$4,127	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,127
BAML (Bardessono)	—	—	—	507	—	—	—	—	—	—	—	—	—	—	—	507
BAML (Hotel Yountville)	—	—	—	—	—	496	—	—	—	—	—	—	—	—	—	496
Apollo (Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	—	4,512	—	4,512
Prudential (Capital Hilton and Hilton Torrey Pines)	2,997	4,466	—	—	—	—	—	—	—	—	—	—	—	—	—	7,463
BAML Pool (see footnote 4)	—	—	(1,378)	—	—	—	—	641	—	3,966	—	—	2,265	—	—	5,494
JP Morgan (Park Hyatt Beaver Creek)	—	—	—	—	—	—	6,618	—	—	—	—	—	—	—	—	6,618
BAML (Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	—	5,930	—	—	—	—	5,930
BAML (Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	—	5,148	—	—	—	5,148
Total	$2,997	$4,466	$(1,378)	$507	$4,127	$496	$6,618	$641	$—	$3,966	$5,930	$5,148	$2,265	$4,512	$—	$40,295
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at June 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

(4)	This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, San Francisco Courtyard Downtown, Seattle Marriott Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2018
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$712	$2,419	$827	$45	$2,493	$5	$(943)	$1,821	$9	$(200)	$(394)	$—	$1,807	$(2,120)	$44	$6,525	$(20,438)	$(13,913)
Non-property adjustments	—	—	—	—	—	—	—	—	(9)	—	—	—	—	—	(17)	(26)	26	—
Interest income	(10)	(16)	—	—	—	—	—	(5)	—	(4)	(15)	—	(11)	—	—	(61)	61	—
Interest expense	—	—	—	496	—	632	871	—	—	—	1,565	—	—	778	—	4,342	8,267	12,609
Amortization of loan cost	—	—	—	34	—	36	137	—	—	—	77	—	—	—	—	284	819	1,103
Depreciation and amortization	1,883	1,423	1,724	751	536	686	933	1,505	—	2,238	2,253	—	1,024	136	—	15,092	—	15,092
Income tax expense (benefit)	—	(382)	—	—	—	—	—	84	—	—	—	—	—	(55)	—	(353)	271	(82)
Non-hotel EBITDA ownership expense	57	(9)	28	219	(344)	13	17	(187)	—	453	151	—	(5)	754	—	1,147	(1,147)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	2,642	3,435	2,579	1,545	2,685	1,372	1,015	3,218	—	2,487	3,637	—	2,815	(507)	27	26,950	(12,141)	14,809
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(660)	(859)	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,519)	1,519	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	88	88
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(77)	(77)
Hotel EBITDA attributable to the Company and OP unitholders	$1,982	$2,576	$2,579	$1,545	$2,685	$1,372	$1,015	$3,218	$—	$2,487	$3,637	$—	$2,815	$(507)	$27	$25,431	$(10,611)	$14,820
Non-comparable adjustments	—	—	—	(2)	4	(1)	—	—	—	—	—	2,327	—	—	(27)	2,301
Comparable hotel EBITDA	$2,642	$3,435	$2,579	$1,543	$2,689	$1,371	$1,015	$3,218	$—	$2,487	$3,637	$2,327	$2,815	$(507)	$—	$29,251

HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

Credit Agricole (Pier House)	$—	$—	$—	$—	$2,689	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,689
BAML (Bardessono)	—	—	—	1,543	—	—	—	—	—	—	—	—	—	—	—	1,543
BAML (Hotel Yountville)	—	—	—	—	—	1,371	—	—	—	—	—	—	—	—	—	1,371
Apollo (Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	—	(507)	—	(507)
Prudential (Capital Hilton and Hilton Torrey Pines)	2,642	3,435	—	—	—	—	—	—	—	—	—	—	—	—	—	6,077
BAML Pool (see footnote 4)	—	—	2,579	—	—	—	—	3,218	—	2,487	—	—	2,815	—	—	11,099
JP Morgan (Park Hyatt Beaver Creek)	—	—	—	—	—	—	1,015	—	—	—	—	—	—	—	—	1,015
BAML (Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	—	3,637	—	—	—	—	3,637
BAML (Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	—	2,327	—	—	—	2,327
Total	$2,642	$3,435	$2,579	$1,543	$2,689	$1,371	$1,015	$3,218	$—	$2,487	$3,637	$2,327	$2,815	$(507)	$—	$29,251
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at June 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

(4)	This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, San Francisco Courtyard Downtown, Seattle Marriott Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2018
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$245	$2,351	$1,021	$1,078	$1,217	$924	$(28)	$2,186	$—	$2,463	$(3,506)	$—	$4,721	$1,896	$(1)	$14,567	$(15,193)	$(626)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(8)	(15)	—	—	—	—	—	(5)	—	(2)	(16)	—	(11)	—	—	(57)	57	—
Interest expense	—	—	—	468	—	605	834	—	—	—	1,437	—	—	756	—	4,100	7,890	11,990
Amortization of loan cost	—	—	—	33	—	35	135	—	—	—	76	—	—	—	—	279	815	1,094
Depreciation and amortization	1,828	1,401	1,625	691	485	671	916	1,429	—	1,917	2,344	—	1,031	136	—	14,474	—	14,474
Income tax expense (benefit)	(200)	108	—	—	—	—	—	6	—	—	—	—	—	42	—	(44)	784	740
Non-hotel EBITDA ownership expense	1	6	5	(131)	10	(210)	(12)	9	—	4	147	—	16	179	2	26	(26)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	1,866	3,851	2,651	2,139	1,712	2,025	1,845	3,625	—	4,382	482	—	5,757	3,009	1	33,345	(5,673)	27,672
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(467)	(962)	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,429)	1,429	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	81	81
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(79)	(79)
Hotel EBITDA attributable to the Company and OP unitholders	$1,399	$2,889	$2,651	$2,139	$1,712	$2,025	$1,845	$3,625	$—	$4,382	$482	$—	$5,757	$3,009	$1	$31,916	$(4,242)	$27,674
Non-comparable adjustments	—	—	—	(2)	4	(1)	—	—	—	—	(134)	2,347	—	—	(1)	2,213
Comparable hotel EBITDA	$1,866	$3,851	$2,651	$2,137	$1,716	$2,024	$1,845	$3,625	$—	$4,382	$348	$2,347	$5,757	$3,009	$—	$35,558

HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

Credit Agricole (Pier House)	$—	$—	$—	$—	$1,716	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,716
BAML (Bardessono)	—	—	—	2,137	—	—	—	—	—	—	—	—	—	—	—	2,137
BAML (Hotel Yountville)	—	—	—	—	—	2,024	—	—	—	—	—	—	—	—	—	2,024
Apollo (Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	—	3,009	—	3,009
Prudential (Capital Hilton and Hilton Torrey Pines)	1,866	3,851	—	—	—	—	—	—	—	—	—	—	—	—	—	5,717
BAML Pool (see footnote 4)	—	—	2,651	—	—	—	—	3,625	—	4,382	—	—	5,757	—	—	16,415
JP Morgan (Park Hyatt Beaver Creek)	—	—	—	—	—	—	1,845	—	—	—	—	—	—	—	—	1,845
BAML (Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	—	348	—	—	—	—	348
BAML (Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	—	2,347	—	—	—	2,347
Total	$1,866	$3,851	$2,651	$2,137	$1,716	$2,024	$1,845	$3,625	$—	$4,382	$348	$2,347	$5,757	$3,009	$—	$35,558
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at June 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

(4)	This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, San Francisco Courtyard Downtown, Seattle Marriott Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2018
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$4,054	$1,843	$1,180	$146	$2,186	$245	$(2,507)	$3,176	$—	$1,906	$(719)	$—	$3,777	$3,523	$19,813	$38,623	$(25,769)	$12,854
Non-property adjustments	—	—	229	—	60	—	—	—	—	—	—	—	—	—	(15,712)	(15,423)	15,423	—
Interest income	(7)	(10)	—	—	—	—	—	(3)	—	(1)	(11)	—	(7)	—	—	(39)	39	—
Interest expense	—	—	520	443	—	576	796	—	—	—	1,270	—	—	730	—	4,335	7,268	11,603
Amortization of loan cost	—	—	—	33	—	35	134	—	—	—	75	—	—	—	—	277	798	1,075
Depreciation and amortization	1,832	1,421	1,593	665	458	667	852	1,474	—	1,974	2,294	—	1,046	177	358	14,811	—	14,811
Income tax expense (benefit)	299	69	—	—	—	—	—	4	—	—	—	—	—	10	—	382	820	1,202
Non-hotel EBITDA ownership expense	(40)	—	54	445	(45)	257	55	(54)	—	11	114	—	5	(39)	(8)	755	(755)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	6,138	3,323	3,576	1,732	2,659	1,780	(670)	4,597	—	3,890	3,023	—	4,821	4,401	4,451	43,721	(2,176)	41,545
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,535)	(831)	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,366)	2,366	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	62	62
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(62)	(62)
Hotel EBITDA attributable to the Company and OP unitholders	$4,603	$2,492	$3,576	$1,732	$2,659	$1,780	$(670)	$4,597	$—	$3,890	$3,023	$—	$4,821	$4,401	$4,451	$41,355	$190	$41,545
Non-comparable adjustments	—	—	—	(2)	4	(1)	—	—	—	—	323	(375)	—	—	(4,451)	(4,502)
Comparable hotel EBITDA	$6,138	$3,323	$3,576	$1,730	$2,663	$1,779	$(670)	$4,597	$—	$3,890	$3,346	$(375)	$4,821	$4,401	$—	$39,219
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$6,138	$3,323	$3,576	$1,732	$2,659	$1,780	$—	$—	$—	$—	$3,023	$—	$4,821	$—	$4,451	$31,503
Non-comparable adjustments	—	—	—	(2)	4	(1)	—	—	—	—	323	(375)	—	—	(4,451)	(4,502)
Comparable hotel EBITDA	$6,138	$3,323	$3,576	$1,730	$2,663	$1,779	$—	$—	$—	$—	$3,346	$(375)	$4,821	$—	$—	$27,001
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at June 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

(4)	Excluded Hotels Under Renovation:
Park Hyatt Beaver Creek, The Notary Hotel, San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2019
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$5,065	$5,322	$(1,164)	$(740)	$6,066	$(476)	$2,658	$(403)	$—	$3,067	$910	$(563)	$4,156	$5,342	$—	$29,240	$(36,185)	$(6,945)
Non-property adjustments	—	—	—	—	—	(9)	—	—	—	—	—	—	—	—	—	(9)	9	—
Interest income	(27)	(40)	—	—	—	—	—	(5)	—	(7)	(35)	—	(25)	—	—	(139)	139	—
Interest expense	—	—	—	1,013	—	1,292	1,772	—	—	—	3,023	1,150	—	1,571	—	9,821	16,226	26,047
Amortization of loan cost	—	—	—	68	—	72	138	—	—	—	157	64	—	55	—	554	1,647	2,201
Depreciation and amortization	3,954	2,804	3,346	1,591	1,187	1,380	2,085	3,898	—	4,772	4,771	2,068	2,003	1,301	—	35,160	—	35,160
Income tax expense (benefit)	—	425	—	—	—	—	—	4	—	—	—	—	—	108	—	537	801	1,338
Non-hotel EBITDA ownership expense	25	42	387	214	22	26	497	286	—	24	59	376	155	561	—	2,674	(2,674)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	9,017	8,553	2,569	2,146	7,275	2,285	7,150	3,780	—	7,856	8,885	3,095	6,289	8,938	—	77,838	(20,037)	57,801
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(2,254)	(2,139)	—	—	—	—	—	—	—	—	—	—	—	—	—	(4,393)	4,393	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	101	101
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(97)	(97)
Hotel EBITDA attributable to the Company and OP unitholders	$6,763	$6,414	$2,569	$2,146	$7,275	$2,285	$7,150	$3,780	$—	$7,856	$8,885	$3,095	$6,289	$8,938	$—	$73,445	$(15,640)	$57,805
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	744	—	—	—	744
Comparable hotel EBITDA	$9,017	$8,553	$2,569	$2,146	$7,275	$2,285	$7,150	$3,780	$—	$7,856	$8,885	$3,839	$6,289	$8,938	$—	$78,582
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$9,017	$8,553	$2,569	$2,146	$7,275	$2,285	$—	$—	$—	$—	$8,885	$3,095	$6,289	$—	$—	$50,114
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	744	—	—	—	744
Comparable hotel EBITDA	$9,017	$8,553	$2,569	$2,146	$7,275	$2,285	$—	$—	$—	$—	$8,885	$3,839	$6,289	$—	$—	$50,858
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at June 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

(4)	Excluded Hotels Under Renovation:
Park Hyatt Beaver Creek, The Notary Hotel, San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2018
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$5,388	$5,116	$(2,170)	$(64)	$5,262	$208	$2,823	$4,167	$74	$3,260	$(719)	$—	$5,234	$5,847	$20,958	$55,384	$(38,260)	$17,124
Non-property adjustments	—	—	229	—	60	—	—	—	—	—	—	—	—	—	(15,700)	(15,411)	15,411	—
Interest income	(12)	(17)	—	—	—	—	—	(4)	—	(1)	(11)	—	(10)	(1)	(1)	(57)	57	—
Interest expense	—	—	1,299	858	—	1,083	1,530	—	—	—	1,270	—	—	1,418	—	7,458	13,336	20,794
Amortization of loan cost	—	—	—	65	—	70	266	—	—	—	75	—	—	—	—	476	1,587	2,063
Depreciation and amortization	3,601	2,859	3,019	1,312	1,223	1,331	1,688	3,017	—	3,648	2,294	—	2,095	436	1,294	27,817	—	27,817
Income tax expense (benefit)	299	193	—	—	—	—	—	6	—	—	—	—	—	38	—	536	1,238	1,774
Non-hotel EBITDA ownership expense	(36)	31	56	609	(35)	329	71	9	(74)	58	114	—	(6)	51	(54)	1,123	(1,123)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	9,240	8,182	2,433	2,780	6,510	3,021	6,378	7,195	—	6,965	3,023	—	7,313	7,789	6,497	77,326	(7,754)	69,572
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(2,310)	(2,046)	—	—	—	—	—	—	—	—	—	—	—	—	—	(4,356)	4,356	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	65	65
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(64)	(64)
Hotel EBITDA attributable to the Company and OP unitholders	$6,930	$6,136	$2,433	$2,780	$6,510	$3,021	$6,378	$7,195	$—	$6,965	$3,023	$—	$7,313	$7,789	$6,497	$72,970	$(3,397)	$69,573
Non-comparable adjustments	—	—	—	(4)	8	(2)	—	—	—	—	5,700	3,348	—	—	(6,497)	2,553
Comparable hotel EBITDA	$9,240	$8,182	$2,433	$2,776	$6,518	$3,019	$6,378	$7,195	$—	$6,965	$8,723	$3,348	$7,313	$7,789	$—	$79,879
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$9,240	$8,182	$2,433	$2,780	$6,510	$3,021	$—	$—	$—	$—	$3,023	$—	$7,313	$—	$6,497	$48,999
Non-comparable adjustments	—	—	—	(4)	8	(2)	—	—	—	—	5,700	3,348	—	—	(6,497)	2,553
Comparable hotel EBITDA	$9,240	$8,182	$2,433	$2,776	$6,518	$3,019	$—	$—	$—	$—	$8,723	$3,348	$7,313	$—	$—	$51,552
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at June 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

(4)	Excluded Hotels Under Renovation:
Park Hyatt Beaver Creek, The Notary Hotel, San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton